UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2022
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Brigham Minerals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive,	Suite 200
Austin,	TX	78730
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(512)	220-6350
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
On February 4, 2022, Brigham Minerals, Inc. (the “Company”) and Brigham Minerals, LLC, a wholly owned subsidiary of the Company (“Brigham LLC”), entered into a definitive purchase and sale agreement (the “Purchase and Sale Agreement”) with Echo Minerals AC, LLC and Echo Minerals AC II, LLC, in each case, an unrelated seller (collectively, the “Sellers”), providing for an acquisition by Brigham LLC of certain mineral and fee surface interests from the Sellers (the “Pending Acquisition”). The Pending Acquisition is expected to close in the second quarter of 2022, subject to the completion of due diligence and the satisfaction of customary closing conditions, and will have an effective date of December 1, 2021.

Upon closing of the Pending Acquisition, and assuming no adjustments to the purchase price, the Company and Brigham LLC will deliver to Sellers $15,000,000 of cash consideration and 800,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Acquisition Shares”), less and except a certain portion of the cash consideration that will be deposited into escrow to cover potential disputed title defects, if any.

The Acquisition Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(a)(2) thereof as sales by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.
On February 10, 2022, the Company issued a press release announcing the Pending Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Brigham Minerals, Inc., dated February 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 10, 2022	BRIGHAM MINERALS, INC.

		By:	/s/ Kari A. Potts
		Name:	Kari A. Potts
		Title:	Vice President, General Counsel, Compliance Officer
and Corporate Secretary